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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                            ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 1999

                          AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

Delaware                            001-12131                  13-3873272
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)             Identification No.)



     8100 AMF Drive, Richmond, Virginia                            23111
     (Address of principal executive offices)                   (Zip Code)


                                       N/A
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

On June 14, 1999, the registrant amended its bank credit agreement. The Amendment No. 2 and Waiver to the Third Amended and Restated Credit Agreement and the Fourth Amended and Restated Credit Agreement are attached as exhibit 10.1.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 1999                         AMF BOWLING WORLDWIDE, INC.

                                            By: /s/ Stephen E. Hare
                                               -------------------------------
                                               Stephen E. Hare
                                               Executive Vice President, Chief
                                               Financial Officer and Treasurer